UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2006


                             Roaming Messenger, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                           --------------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                            30-0050402
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

            50 Castilian Dr. Suite A, Santa Barbara, California 93117
            --------------------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 683-7626


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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                                                  TABLE OF CONTENTS


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SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.................................................................1

SECTION 2.   FINANCIAL INFORMATION................................................................................1

SECTION 3.   SECURITIES AND TRADING MARKETS.......................................................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS.......................................................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..................................................................1

             Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
                         Appointment of Principal Officers........................................................1

SECTION 6.   ASSET BACKED SECURITIES..............................................................................1

SECTION 7.   REGULATION FD........................................................................................1

SECTION 8.   OTHER EVENTS.........................................................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...................................................................2

SIGNATURES........................................................................................................2
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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

     Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

     Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

     Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

     Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

     Item 5.02 Departure of Directors Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 21, 2006, Tom M. Djokovich resigned from the Company's Board of Directors and as the sole member of the Audit Committee for personal reasons. A copy of his resignation letter is attached to this Report on Form 8-K as an Exhibit. Mr. Djokovich's letter does not indicate, and the Company is not aware of, any disagreements between the Company and Mr. Djokovich. A copy of this Report on Form 8-K is simultaneously being provided to Mr. Djokovich for his review and, if he submits additional correspondence to the Company after his review of this Report, the Company will file an amendment to this Report within two business days after receipt of such correspondence with a copy of the correspondence attached as an Exhibit.

     The Company has not yet selected a person or persons to fill the vacancy on the Board of Directors and on the Audit Committee. The Company will seek to find suitable candidates and to fill those vacancies expeditiously.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.

                                       1
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SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)    Financial Statements of Business Acquired

                Not Applicable.

         (b)    Pro Forma Financial Information

                Not Applicable.

         (c)    Exhibits

                    99.1. Letter, dated February 21, 2006, from Tom M. Djokovich addressed to Roaming Messenger, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ROAMING MESSENGER, INC.
                            -------------------------
                                  (Registrant)

Date:  February 21, 2006


                                 \s\      Jonathan Lei
                                 --------------------------------------
                                 Jonathan Lei, President




















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